                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 1998

                                  GO2NET, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                  --------------------------------------------
                         (STATE OR OTHER JURISDICTION OF
                                 INCORPORATION)

      0-22047                                       91-1710182
    ------------                                -------------------
    (Commission                                   (IRS Employer
    File Number)                                Identification No.)

       999 THIRD AVENUE, SUITE 4700
       SEATTLE, WASHINGTON                              98104
  ----------------------------------------           ----------
  (Address of principal executive offices)           (Zip Code)

                                 (206) 447-1595

              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

       The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated July 6, 1998, related to the Registrant's completion of the acquisition of Silicon Investor, Inc. ("Silicon Investor") by means of a merger (the "Merger") of Silicon Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Registrant with and into Silicon Investor, as set forth below and in the pages attached hereto:

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

       See Exhibit 20.1 for the audited financial statements of Silicon Investor

(b)    UNAUDITED PRO FORMA FINANCIAL INFORMATION

       Pro Forma Condensed Combined Financial Information (Unaudited)

       The following unaudited Pro Forma Condensed Combined Financial Statements reflect the business combination between go2net, Inc. ("go2net" or the "Company") and Silicon Investor ("SI") which is accounted for as a pooling of interests. The Unaudited Pro Forma Condensed Combined Financial Statements are based on, and should be read in conjunction with, the historical financial statements and the notes thereto of go2net included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 23, 1997, and the historical financial statements and the notes thereto of Silicon Investor included herein.

       The historical financial statements of go2net for the year ended September 30, 1997, the period from inception (February 12, 1996) to September 30, 1996, and the six months ended March 31, 1998 have been combined with the historical financial statements of SI for the years ended December 31, 1997 and 1996, the period from inception (April 27, 1995) to December 31, 1995 and the six months ended March 31, 1998. This presentation has the effect of including SI's results of operations for the three months ended December 31, 1997 in the unaudited pro forma condensed combined statements of operations twice.

       The proforma combined balance sheets and statements of operations are provided for illustrative purposes only and should be read in conjunction with the accompanying notes thereto, the audited consolidated financial statements and notes thereto of go2net for the year ended September 30, 1997 and for the period from inception (February 12, 1996) to September 30, 1996, the unaudited consolidated financial statements and notes thereto for the six months ended March 31, 1998, and the audited financial statements and notes thereto of SI for the year ended December 31, 1997, all of which are included elsewhere in this document. The proforma data is not necessarily indicative of the operating results or financial position that would have been achieved had the Merger been consummated at the dates indicated, nor is it necessarily indicative of future operating results and financial condition.




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
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS


                                                                           MARCH 31, 1998

                                                                       SILICON      PRO FORMA       PRO FORMA
                                                         GO2NET       INVESTOR     ADJUSTMENTS       COMBINED
                                                      -----------     --------     -----------     -----------

ASSETS
Current assets:
  Cash and cash equivalents .......................   $ 2,225,664     $127,710      $      --      $ 2,353,374
  Short-term investments ..........................     7,400,000           --             --        7,400,000
  Receivables .....................................       433,762      147,452             --          581,214
  Prepaid expenses ................................        97,991          285             --           98,276
                                                      -----------     --------      ---------      -----------
    Total current assets ..........................    10,157,417      275,447             --       10,432,864

Property and equipment, net .......................       835,518      184,262             --        1,019,780
Intangibles, net ..................................       546,210           --             --          546,210
Deposits ..........................................       300,000           --             --          300,000
Other assets ......................................        18,118        3,350             --           21,468
                                                      -----------     --------      ---------      -----------
    Total assets ..................................   $11,857,263     $463,059      $      --      $12,320,322
                                                      ===========     ========      =========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses ...........   $   307,196     $ 62,726      $      --      $   369,922
  Income taxes payable ............................            --       20,908             --           20,908
  Short term debt .................................           587           --             --              587
  Notes payable to stockholders ...................            --       31,577             --           31,577
  Deferred income taxes ...........................            --       21,207             --           21,207
  Deferred revenue ................................        38,320       62,345             --          100,665
  Accrued merger expenses .........................            --           --        715,982          715,982
                                                      -----------     --------      ---------      -----------
    Total current liabilities .....................       346,103      198,763        715,982        1,260,848

Shareholders' equity:
  Common stock ....................................    14,658,573      173,164             --       14,831,737
  Retained Earnings/(Accumulated deficit) .........    (3,147,413)      91,132       (715,982)      (3,772,263)
                                                      -----------     --------      ---------      -----------
    Total shareholders' equity ....................    11,511,160      264,296      $(715,982)      11,059,474
                                                      -----------     --------      ---------      -----------

    Total liabilities and shareholders' equity ....   $11,857,263     $463,059      $      --      $12,320,322
                                                      ===========     ========      =========      ===========



                             See accompanying notes.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS


                                        YEAR ENDED        YEAR ENDED
                                       SEPTEMBER 30,     DECEMBER 31,
                                            1997             1997
                                       -------------   ----------------   PRO FORMA      PRO FORMA
                                           GO2NET      SILICON INVESTOR  ADJUSTMENTS      COMBINED
                                       -------------   ----------------  -----------    -----------

Revenue .............................   $   254,389      $   558,091      $     --      $   812,480
Cost of revenue .....................       226,839          144,343            --          371,182
                                        -----------      -----------      --------      -----------
          Gross profit ..............        27,550          413,748            --          441,298


Operating expenses:
  Advertising and marketing .........        88,491             --              --           88,491
  Product development ...............       548,706           54,557            --          603,263
  General and administrative ........     1,379,105          143,262            --        1,522,367
                                        -----------      -----------      --------      -----------
    Total operating expenses ........     2,016,302          197,819            --        2,214,121
                                        -----------      -----------      --------      -----------

Income/(loss) from operations .......    (1,988,752)         215,929            --       (1,772,823)

Other income/(expense) ..............       270,272          (46,489)           --          223,783
                                        -----------      -----------      --------      -----------

Net income/(loss) ...................   $(1,718,480)     $   169,440            --      $(1,549,040)
                                        ===========      ===========      ========      ===========

Basic and diluted net
income (loss) per share .............   $     (0.52)     $       .02            --      $     (0.34)

Number of shares used in
computing net income
(loss) per share ....................     3,284,995       10,385,804            --        4,526,826




                             See accompanying notes.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS


                                          PERIOD
                                      FROM INCEPTION
                                       (FEBRUARY 12,
                                          1996) TO         YEAR ENDED
                                       SEPTEMBER 30,     DECEMBER 31,
                                           1996              1996
                                      --------------   ----------------   PRO FORMA      PRO FORMA
                                          GO2NET       SILICON INVESTOR  ADJUSTMENTS      COMBINED
                                      --------------   ----------------  -----------    -----------

Revenue .............................    $       --      $     8,000      $     --       $    8,000
Cost of revenue .....................            --               --            --               --
                                         ----------      -----------      --------       ----------
          Gross profit ..............            --            8,000            --            8,000

Operating expenses:
  Advertising and marketing .........        10,150               --            --           10,150
  Product development ...............       137,159           33,983            --          171,142
  General and administrative ........       283,832          101,367            --          385,199
                                         ----------      -----------      --------       ----------
    Total operating expenses ........       431,141          135,350            --          566,491
                                         ----------      -----------      --------       ----------

Loss from operations ................      (431,141)        (127,350)           --         (558,491)

Other income/(expense) ..............        13,383           (5,313)           --            8,070
                                         ----------      -----------      --------       ----------
Net loss ............................    $ (417,758)     $  (132,663)           --       $ (550,421)
                                         ==========      ===========      ========       ==========

Basic and diluted net
loss per share ......................    $    (0.26)     $     (0.01)           --       $    (0.19)

Number of shares used in
computing basic and diluted
net loss per share ..................     1,619,100       10,154,640            --        2,833,305




                             See accompanying notes.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                                           PERIOD FROM
                                       FOR THE YEAR    INCEPTION (APRIL 27,
                                          ENDED             1995) TO
                                       DECEMBER 31,        DECEMBER 31,
                                           1995                1995
                                      --------------   --------------------     PRO FORMA      PRO FORMA
                                          GO2NET         SILICON INVESTOR      ADJUSTMENTS      COMBINED
                                      --------------   --------------------    -----------    -----------

Revenue .............................    $       --        $        --          $     --       $       --
Cost of revenue .....................            --                 --                --               --
                                         ----------        -----------          --------       ----------
          Gross profit ..............            --                 --                --               --

Operating expenses:
  Advertising and marketing .........            --                 --                --               --
  Product development ...............            --              5,090                --            5,090
  General and administrative ........            --             25,002                --           25,002
                                         ----------        -----------          --------       ----------
    Total operating expenses ........            --             30,092                --           30,092
                                         ----------        -----------          --------       ----------

Loss from operations ................           (--)           (30,092)               --          (30,092)
Other expense .......................            --             (1,448)               --           (1,448)
                                         ----------        -----------          --------       ----------
Net loss ............................    $      (--)       $   (31,540)               --       $  (31,540)
                                         ==========        ===========          ========       ==========

Basic and diluted net
loss per share ......................    $      (--)       $      (.00)               --       $     (.00)

Number of shares used in
computing basic and diluted
net loss per share ..................            --         10,000,000                --        1,195,714








                             See accompanying notes.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS


                                                   SIX MONTHS ENDED MARCH 31, 1998
                                     ----------------------------------------------------------
                                                                        PRO FORMA     PRO FORMA
                                        GO2NET      SILICON INVESTOR   ADJUSTMENTS     COMBINED
                                     ------------   ----------------   -----------   ----------

Revenue ..........................   $   934,536      $    610,239        $   --     $1,544,775
Cost of revenue ..................       626,908           189,995            --        816,903
                                     -----------      ------------        ------     ----------
    Gross profit .................       307,628           420,244            --        727,872

Operating expenses:
  Advertising and marketing ......       364,228                --            --        364,228
  Product development ............       406,351                --            --        406,351
  General and administrative .....       827,260           127,128            --        954,388
                                     -----------      ------------        ------     ----------

    Total operating  expenses ....     1,597,839           127,128            --      1,724,967
                                     -----------      ------------        ------     ----------

Income/(loss) from operations ....    (1,290,211)          293,116            --       (997,095)

Other income/(expense) ...........       279,035      $    (27,968)       $   --        251,067
                                     -----------      ------------        ------     ----------

Income/(loss) before taxes .......   $(1,011,176)          265,148            --       (746,028)
Income tax expense ...............            --            42,115            --         42,115
                                     -----------      ------------        ------     ----------

Net income/(loss) ................   $(1,011,176)     $    223,033            --     $ (788,143)
                                     ===========      ============        ======     ==========

Basic and diluted net
income/(loss) per share ..........   $      (.23)     $        .02            --     $     (.14)
                                     ===========      ============        ======     ==========

Number of  shares used in
computing basic and
diluted net income/(loss)
per share ........................     4,493,477        10,353,992            --      5,731,519







                             See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. PERIODS COMBINED

The historical financial statements of go2net for the year ended September 30, 1997, the period from inception (February 12, 1996) to September 30, 1996, and the six months ended March 31, 1998 have been combined with the historical financial statements of SI for the years ended December 31, 1997 and 1996, the period from inception (April 27, 1995) to December 31, 1995 and the six months ended March 31, 1998. This presentation has the effect of including SI's results of operations for the three months ended December 31, 1997 in the unaudited pro forma combined statements of operations twice.

The pro forma combined condensed balance sheets give effect to the Merger as if the Merger were effective March 31, 1998. The pro forma combined statements of operations give effect to the Merger as if the Merger were effective as of the beginning of the periods presented.

2. BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements reflect the issuance of approximately 1,238,042 shares of go2net Common Stock for all of the outstanding shares of Silicon Investor Common Stock in connection with the Merger at an exchange ratio of 0.1196 shares of go2net Common Stock for each share of Silicon Investor Common Stock.

3. MERGER TRANSACTION COSTS

go2net and SI incurred direct transaction costs of approximately $715,982 associated with the Merger, primarily for legal, accounting, other professional consulting fees and certain contractual termination payments, which will be charged to operations during the quarter ending June 30, 1998. The unaudited pro forma condensed combined balance sheet gives effect to such charges as if they had been incurred as of October 1, 1997, but the effect of these costs has not been reflected in the unaudited pro forma condensed combined statement of operations as they are nonrecurring in nature. It is expected that substantially all of the cash transactions and other charges will be paid out of the existing cash and cash equivalents of go2net within six to twelve months after the consummation of the merger. There can be no assurance that go2net will not incur additional charges in subsequent quarters to reflect costs associated with the Merger or that management will be successful in their efforts to integrate the operations of the two companies.

4. PRO FORMA LOSS PER SHARE

The pro forma combined basic and diluted net loss per share is based on the combined weighted average number of common shares of go2net Common Stock and SI Common Stock outstanding during the periods using the exchange ratio. All stock options and shares subject to repurchase rights have been excluded from the computation of pro forma combined basic and diluted net loss per share because all such securities are anti-dilutive for the period presented.

5. CONFORMING AND PRO FORMA ADJUSTMENTS

There were no adjustments required to conform the accounting policies of go2net and SI. Certain amounts for SI have been reclassified to conform with go2net's financial statement presentation.

(c)   EXHIBITS.

      The following exhibits are filed herewith:

      20.1 Silicon Investor, Inc. audited financial statements for the year ended December 31, 1997

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GO2NET, INC.

Date:  August 13, 1998             By: /s/ Russell C. Horowitz
                                       --------------------------------------
                                       Russell C. Horowitz
                                       President and Chief Executive Officer,
                                       Chief Administrative Officer and
                                       Chief Financial Officer















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